UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

*******************
FORM 8-K
*******************

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2017

(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-844-7637

N/A
(Former name or former address, if changed since last report.)

*******************

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

*********************
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

ITEM 5.07    Submission of Matters to a Vote of Security Holders

Zions Bancorporation (the “Company”) held its Annual Meeting of Shareholders on June 2, 2017. At the meeting, shareholders elected 10 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Company’s independent auditor; approved, on a nonbinding advisory basis, the compensation paid to the Company’s executive officers with respect to the fiscal year ended December 31, 2016; and voted against a shareholder proposal that the shareholders request the Board of Directors to establish a policy requiring the Board’s chairman be an “independent director”.

The results were as follows:

1.	Election of ten (10) director nominees for a one-year term.

DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Jerry C. Atkin	154,500,474	5,498,884	251,041
Gary L. Crittenden	159,454,346	516,445	279,608
Suren K. Gupta	159,644,653	356,028	249,718
J. David Heaney	155,120,678	4,010,698	1,119,023
Vivian S. Lee	159,250,608	719,088	280,703
Edward F. Murphy	158,308,564	1,685,767	256,068
Roger B. Porter	154,756,488	5,222,004	271,907
Stephen D. Quinn	157,457,952	2,535,402	257,045
Harris H. Simmons	152,962,561	6,090,276	1,197,562
Barbara A. Yastine	159,640,406	361,034	248,959

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm to audit the Company’s financial statements for the current fiscal year.

Votes For	Votes Against	Abstentions
170,991,188	3,298,390	136,193

3.	Approval, on a nonbinding advisory basis, of the compensation paid to the Company’s named executive officers with respect to the fiscal year ended December 31, 2016.

Votes For	Votes Against	Abstentions
149,358,080	9,412,258	1,480,061

4.	Shareholder proposal - That the shareholders request the Board of Directors to establish a policy requiring that the Board’s chairman be an “independent director.”

Votes For	Votes Against	Abstentions
37,897,729	121,509,696	842,974

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: June 05, 2017	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel